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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


                                February 10, 2004
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                Date of Report (Date of Earliest Event Reported)


                                TELE-OPTICS, INC.
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             (Exact name of Registrant as specified in its charter)


                                    Delaware
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                 (State or Other Jurisdiction of Incorporation)


       0161470                                            65-0008442
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(Commission File Number)                      (IRS Employer Identification No.)


             48 South Franklin Turnpike, 3rd Floor, Ramsey, NJ 07446
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                    (Address of Principal Executive Offices)


                                 (201) 760-1030
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                         (Registrant's Telephone Number)


          2300 Glades Road, Suite 210, west Tower, Boca Raton, FL 33431
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          (Former Name or Former Address, if changed since last report)



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ITEM 4 - CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

         On February 10, 2004, the Registrant engaged Cowan, Gunteski & Co., P.A., an independent public accounting firm, to act as the Registrant's independent auditors. Such engagement was approved by our sole director.

         During the fiscal years ended December 31, 2001 and December 31, 2002 and through the date hereof, neither the Registrant or anyone on its behalf consulted with Cowan, Gunteski & Co., P.A. with respect to any matters or events, including any matters or events set forth and described in Items 304(a)(2)(i) and (ii) of Regulation S-K.


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       TELE-OPTICS, INC.


Dated: February 13, 2004               By: /s/ W. PETER RAGAN, JR.
                                           -------------------------------------
                                           W. Peter Ragan, Jr.,
                                           Secretary and Treasurer





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